Exhibit 99(d)

NUMBER

SHARES
COMMON SHARES OF BENEFICIAL INTEREST
CLOUGH GLOBAL EQUITY FUND
ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
WITHOUT PAR VALUE	CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF CLOUGH GLOBAL EQUITY FUND,

a Delaware Statutory Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED

THE BANK OF NEW YORK
	TRANSFER AGENT AND REGISTRAR	/s/	/s/
		TREASURER	PRESIDENT
BY	/s/

AUTHORIZED SIGNATURE

[REVERSE SIDE OF CERTIFICATE]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors Act
survivorship and not as
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list

For Value Received                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPE WRITTEN)

Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint                         Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
Signature(s) Guaranteed
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.